                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File No. 333-64787) and on Forms S-8 (File Nos. 033-28699, 033-52940, 033-53659, 333-03683, 333-06629, 333-19103, 333-19099,
333-82353, 333-96879 and 333-96881) of Cabot Corporation of our report dated November 13, 2003 relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 22, 2003